                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           PLATINUM technology, inc.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                                         36-3509662
              --------                                         ----------
(STATE OF INCORPORATION OR ORGANIZATION)                    (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)


1815 S. MEYERS ROAD, OAKBROOK TERRACE, IL                         60181
--------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


IF THIS FORM RELATES TO THE            IF THIS FORM RELATES TO THE
REGISTRATION OF A CLASS OF DEBT        REGISTRATION OF A CLASS OF DEBT
SECURITIES AND IS EFFECTIVE UPON       SECURITIES AND IS TO BECOME EFFECTIVE
FILING PURSUANT TO GENERAL             SIMULTANEOUSLY WITH THE EFFECTIVENESS
INSTRUCTION A(c)(1) PLEASE CHECK       OF A CONCURRENT REGISTRATION STATEMENT
THE FOLLOWING BOX.  [_]                UNDER THE SECURITIES ACT OF 1933
                                       PURSUANT TO GENERAL INSTRUCTION A(c)(2)
                                       PLEASE CHECK THE FOLLOWING BOX.  [ ]


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


                                     NONE


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                    % CONVERTIBLE SUBORDINATED NOTES DUE 2001
                 --------------------------------------------
                               (TITLE OF CLASS)
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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description of the   % Convertible Subordinated Notes Due 2001 of the
Registrant to be registered that is contained in the "Description of the Notes" section of the Registrant's Registration Statement on Form S-3, File No. 333-15421, filed with the Securities and Exchange Commission on November 1, 1996, as amended from time to time, is hereby incorporated herein by reference.


Item 2.   Exhibits.
          --------

Exhibit
Number    Description of Document
-------   -----------------------
1.1 Form of Indenture between the Registrant and American National Bank and Trust Company of Chicago, as Trustee, incorporated by reference to
          Exhibit 4.1 to the Registrant's Registration Statement on Form S-3, File No. 333-15421 (the "1996 S-3")

1.2       Form of Note, incorporated by reference to Exhibit 4.2 to the 1996 S-3

2.1 Conformed copy of Restated Certificate of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.1(d) to the Company's Registration Statement on Form S-1, Registration Statement No. 333-07783

2.2 Bylaws of the Company, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration Statement No. 33-39233 (the "IPO S-1")

2.3 Specimen stock certificate representing Common Stock, incorporated by reference to Exhibit 4.1 to the IPO S-1


2.4 Rights Agreement dated as of December 21, 1995 between the Company and Harris Trust and Savings, incorporated by reference to the Company's Registration Statement on Form 8-A, filed December 26, 1995

                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                             PLATINUM technology, inc.
                                   (Registrant)


Dated: November 12, 1996      By: /s/ MICHAEL P. CULLINANE
                                 -----------------------------------------
                                 Michael P. Cullinane
                                 Senior Vice President and Chief Financial
                                 Officer